Summary Prospectus
FlexShares® International Quality Dividend Index Fund
March 1, 2017	Ticker: IQDF	Stock Exchange: NYSE Arca
Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus and other information about the Fund online at www.flexshares.com/prospectus. You can also get this information at no cost by calling 1-855-FLEXETF (1-855-353-9383) or by sending an e-mail request to info@flexshares.com. The Fund’s complete Prospectus and Statement of Additional Information, both dated March 1, 2017, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust International Quality Dividend IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.48%
Expense Reimbursement(1)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.47%
(1)	Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2018. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 48
3 Years	$ 153
5 Years	$268
10 Years	$603
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of international equity securities issued by non-U.S.-based companies, with an emphasis on long-term capital growth and a targeted overall volatility similar to that of the Northern Trust International Large Cap IndexSM (the “Parent Index”). Companies included in the Underlying Index are a subset of the Parent Index, and are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow, as determined by NTI (in its capacity as the index provider (the “Index Provider”)), pursuant to its index methodology. The Underlying Index is designed to outperform the Parent Index on a risk-adjusted basis, with respect to a combination of dividend yield and capital appreciation. The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securi

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FlexShares® International Quality Dividend Index Fund

ties in the Underlying Index based upon a targeted overall beta similar to that of the Parent Index, dividend yield, quality factors and lower total risk. Beta represents the market sensitivity, relative to a given market index and time period, and is one measure of volatility. The Parent Index is a float-adjusted market capitalization weighted index comprised of eligible large capitalization securities of developed or emerging market countries as determined by the Index Provider, pursuant to its index methodology. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies. As of January 31, 2017, there were 194 issues in the Underlying Index. As of January 31, 2017, the top five countries (by weighting) represented in the Underlying Index were Japan (14.5%), Great Britain (13.3%), Canada (6.1%), Australia (6.1%), and France (5.7%). The Underlying Index is governed by transparent, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index.
The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts and foreign currency contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Index is reconstituted quarterly. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Providers” section of the Prospectus.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem

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FlexShares® International Quality Dividend Index Fund

Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This Authorized Participant Concentration Risk may be heightened because of its investments in non-U.S. securities.
Calculation Methodology Risk is the risk the Fund faces because the Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Concentration Risk is the risk that, to the extent the Fund's investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Currency Risk is the risk that, because the Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall NAV. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund invests, causing an adverse impact on the Fund’s investments in the affected region.
Derivatives Risk is the risk of investing in derivative instruments, such as futures contracts, options on futures contracts and foreign currency contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Dividend Risk is the risk that an issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.
Emerging Markets Risk is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile than other asset classes.
Financial Sector Risk is the risk that the Fund will be impacted by events affecting the financial sector if it invests a relatively large percentage of its assets in that sector, adversely affecting the Fund’s performance. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, the availability and cost of capital funds and fallout from the housing and sub-prime mortgage crisis.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.
Large Cap Risk is that returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.

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FlexShares® International Quality Dividend Index Fund

Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Disruptions to creations and redemptions or the existence of significant market volatility may result in trading prices that differ significantly from the Fund’s NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
Volatility Risk is the risk that the actual level of volatility experienced by the Fund may be greater or lower than the targeted overall volatility of the Underlying Index. Although the Underlying Index is designed to have a targeted overall volatility that is similar to that of the Parent Index, there is no guarantee that it will have the targeted overall volatility. The Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have the targeted overall volatility. There is also the risk that the Fund may experience volatility greater or lower than that of the Underlying Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.
Calendar Year Total Returns
For the period shown in the bar chart above:
Best Quarter (6/30/2014): 6.43%
Worst Quarter (9/30/2015): -12.89%

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FlexShares® International Quality Dividend Index Fund

Average Annual Total Returns
(for the periods ended December 31, 2016)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	7.75%	0.76%	4/12/2013
After Taxes on Distributions	6.95%	0.07%	—
After Taxes on Distributions and Sale of Shares	5.30%	0.75%	—
Dow Jones Global Select DividendTM Total Return Index*(1)	12.02%	3.26%	—
MSCI AC World ex USA NR USD Index*(1)	4.50%	1.22%	—
Northern Trust International Quality Dividend IndexSM*	8.22%	1.31%	—
(1)	The table reflects the performance for the Dow Jones Global Select Dividend™ Total Return Index (the “Prior Market Index”) and the MSCI AC World ex USA NR USD Index (the “New Market Index”). The Investment Adviser believes that the New Market Index is a more appropriate broad-based securities market index for performance comparison purposes than the Prior Market Index based on the Fund’s holdings.
*	Reflects no deduction for fees, expenses or taxes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Robert Anstine and Brendan Sullivan, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since October 2013 and June 2016, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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